John Hancock Investment Trust

John Hancock Emerging Markets Equity Fund (the fund)

Supplement dated September 17, 2020 to the current John Hancock Equity and Alternative/Specialty Funds Class NAV shares prospectus, as may be supplemented (the Prospectus)

The “Annual fund operating expenses” table and the “Expense example” table in the fund’s “Fund summary” section are amended and restated as follows to reflect the fund’s management fee waiver effective October 1, 2020:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	NAV
Management fee	0.92
Other expenses	0.09
Acquired fund fees and expenses[1]	0.01
Total annual fund operating expenses[2]	1.02
Contractual expense reimbursement[3]	–0.14
Total annual fund operating expenses after expense reimbursements	0.88
1	"Acquired fund fees and expenses" are based on indirect net expenses associated with the fund's investments in underlying investment companies.
2	The "Total annual fund operating expenses" shown may not correlate to the fund's ratios of expenses to average daily net assets shown in the "Financial highlights" section of the fund's prospectus, which does not include "Acquired fund fees and expenses."
3	The advisor contractually agrees to reduce its management fee by an annual rate of 0.13% of the fund’s average daily assets. This agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. The advisor also contractually agrees to waive a portion of its management fee and/or reimburse expenses for the fund and certain other John Hancock funds according to an asset level breakpoint schedule that is based on the aggregate net assets of all the funds participating in the waiver or reimbursement. This waiver is allocated proportionally among the participating funds. During its most recent fiscal year, the fund's reimbursement amounted to 0.01% of the fund's average daily net assets. This agreement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	NAV
1 year	90
3 years	311
5 years	550
10 years	1,235

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.